UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 19, 2004

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-32259                                94-3267295
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         (Commission File Number)              (IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California                  95050
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

      On August 26, 2004, Align Technology, Inc. ("Align") issued a press release announcing that the United States District Court for the Central District, Southern Division granted Align's motion for summary judgment of invalidity of Ormco Corporation's (a division of Sybron Dental Specialties, Inc.) Patent Nos. 5,447,432, 5,683,243, 6,244,861 and 6,616,444. The Court ruled earlier this year that Align does not infringe these patents.

      The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

Exhibit No.                             Description
-----------     ---------------------------------------------------------------
  99.1          Press Release, dated August 26, 2004 for Align Technology, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2004                         Align Technology, INC.

                                               By: /s/ Eldon M. Bullington
                                                   -----------------------------
                                                   Eldon M. Bullington
                                                   Vice President of Finance and
                                                   Chief Financial Officer

                              INDEX TO EXHIBITS

Exhibit No.                                  Description
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   99.1         Press Release, dated August 26, 2004 for Align Technology, Inc.